Exhibit 99.2 Q2 2025 Earnings Presentation August 8, 2025

Important Information Cautionary Statement Regarding Forward-Looking Statements This presentation contains forward-looking statements. The matters discussed in this presentation, as well as in future oral and written statements by management of Portman Ridge Finance Corporation (“PTMN”, “Portman Ridge” or the “Company”), that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance and include, but are not limited to, projected financial performance, expected development of the business, plans and expectations about future investments, our contractual arrangements and relationships with third parties, the ability of our portfolio companies to achieve their objectives, the ability of the Company’s investment adviser to attract and retain highly talented professionals, our ability to maintain our qualification as a regulated investment company and as a business development company, our compliance with covenants under our borrowing arrangements, and the future liquidity of the Company. We generally identify forward-looking statements by terminology such as may, will, should, expects, plans, anticipates, could, intends, target, projects, “outlook”, contemplates, believes, estimates, predicts, potential or continue or the negative of these terms or other similar words. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Forward-looking statements are subject to change at any time based upon economic, market or other conditions. More information on these risks and other potential factors that could affect the Company’s financial results, including important factors that could cause actual results to differ materially from plans, estimates or expectations included herein, is included in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including in the “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recently filed quarterly report on Form 10-Q and annual report on Form 10-K, as well as in subsequent filings. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this presentation should not be regarded as a representation by us that our plans and objectives will be achieved. We do not undertake to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required to be reported under the rules and regulations of the SEC. 2

Quarterly Highlights Q2 2025 Selected Highlights ▪ Total investment income for the quarter ended June 30, 2025, was $12.6 million, of which $10.9 million was attributable to interest income, inclusive of payment-in-kind income, from the Debt Securities Portfolio. This compares to total investment income of $12.1 million for the quarter ended March 31, 2025, of which $10.3 million was attributable to interest income, inclusive of payment-in-kind income, from the Debt Securities Portfolio and $16.3 million for the quarter ended June 30, 2024, of which $13.9 million was attributable to interest income, inclusive of payment-in-kind income, from the Debt Securities Portfolio. ▪ Core investment income for the quarter ended June 30, 2025, excluding the impact of purchase discount accretion, was $12.6 million, as compared to core investment income of $12.1 million for the quarter ended March 31, 2025, and $16.2 million for the quarter ended June 30, 2024. ▪ Net investment income (“NII”) for the quarter ended June 30, 2025, was $4.6 million ($0.50 per share) as compared to $4.3 million ($0.47 per share) for the quarter ended March 31, 2025, and $6.5 million ($0.70 per share) for the quarter ended June 30, 2024. ▪ Net asset value (“NAV”) as of June 30, 2025, was $164.7 million ($17.89 per share), as compared to $173.5 million ($18.85 per share) for the first quarter of 2025. ▪ Deployments of approximately $10.9 million and repayments and sales of approximately $17.0 million, resulting in net repayments and sales of approximately $6.1 million. ▪ Investment portfolio at fair value as of June 30, 2025, was $395.1 million, comprised of 96 different portfolio companies. Our debt investment portfolio, excluding our investments in the CLO Funds, equities and Joint Ventures, totaled $323.1 million at fair value as of June 30, 2025, and was spread across 25 different industries comprised of 69 different portfolio companies with an average par balance per entity of approximately $2.6 million. This compares to a total investment portfolio at fair value as of March 31, 2025, of $406.4 million, comprised of 93 different portfolio companies. Our debt investment portfolio, excluding our investments in the CLO Funds, equities and Joint Ventures, totaled $324.8 million at fair value as of March 31, 2025, and was spread across 24 different industries and comprised of 72 different portfolio companies, with an average par balance per entity of approximately $2.6 million. ▪ Debt investments on non-accrual, as of June 30, 2025, were six, representing 2.1% and 4.8% of the Company’s investment portfolio at fair value and amortized cost, respectively. This compares to six debt investments representing 2.6% and 4.7% of the Company’s investment portfolio at fair value and amortized cost, respectively, as of March 31, 2025. ▪ Weighted average annualized yield, excluding income from non-accruals and collateralized loan obligations, was approximately 10.7% as of June 30, 2025. ▪ Par value of outstanding borrowings, as of June 30, 2025, was $255.4 million, which remained unchanged from March 31, 2025, with an asset coverage ratio of (2) (2) total assets to total borrowings of 165% as compared to 168% as of March 31, 2025. On a net basis, leverage as of June 30, 2025, was 1.4x compared to 1.3x as of March 31, 2025. ▪ Distribution: Declared a regular quarterly base distribution of $0.47 per share of common stock, and a supplemental cash distribution of $0.02 per share of common stock. The distributions are payable on August 29, 2025, to stockholders of record at the close of business on August 18, 2025. (1) Core investment income represents reported total investment income as determined in accordance with U.S. generally accepted accounting principles, or U.S. GAAP, less the impact of purchase price discount accounting in connection with the Garrison Capital Inc. (“GARS”) and Harvest Capital Credit Corporation (“HCAP”) mergers. Portman Ridge believes presenting core investment income and the related per share amount is useful and appropriate supplemental disclosure for analyzing its financial performance due to the unique circumstance giving rise to the purchase accounting adjustment. However, core investment income is a non-U.S. GAAP measure and should not be considered as a replacement for total investment income and other earnings measures presented in accordance with U.S. GAAP. Instead, core investment income should be reviewed only in connection 3 with such U.S. GAAP measures in analyzing Portman Ridge’s financial performance. (2) Net leverage is calculated as the ratio between (A) debt, excluding unamortized debt issuance costs, less available cash and cash equivalents, and restricted cash and (B) NAV. Portman Ridge believes presenting a net leverage ratio is useful and appropriate supplemental disclosure because it reflects the Company’s financial condition net of $24.6 million and $23.5 million of cash and cash equivalents and restricted cash as of June 30, 2025, and March 31, 2025, respectively. However, the net leverage ratio is a non-U.S. GAAP measure and should not be considered as a replacement for the regulatory asset coverage ratio and other similar information presented in accordance with U.S. GAAP. Instead, the net leverage ratio should be reviewed only in connection with such U.S. GAAP measures in analyzing Portman Ridge’s financial condition.

Quarterly Highlights Recent Milestones ▪ On July 15, 2025, the Company announced the closing of the previously announced merger with Logan Ridge Finance Corporation (“Logan Ridge”). – Logan Ridge merged with and into PTMN, with PTMN remaining as the surviving company. – Based on July 11, 2025, financial data, the combined company had total assets in excess of $600 million. – In connection with the closing of the merger, Logan Ridge shareholders are receiving approximately 4.0 million shares of PTMN common stock in the aggregate, or 1.5 shares of PTMN common stock for each common share of LRFC, based on the applicable exchange ratio and payment of cash in lieu of fractional shares. ▪ In the following weeks, Portman Ridge will rebrand and begin operating under the name BCP Investment Corporation. – Will continue to trade on the Nasdaq under the new ticker symbol “BCIC”. ▪ Share Repurchase Program: – As previously announced, PTMN’s Board of Directors has authorized an open market stock repurchase program of up to $10 million for the period from March 12, 2025, to March 31, 2026. – The Company intends to purchase up to 20% of the Company’s outstanding common stock to the extent the Company’s shares continue to trade below 80% of NAV. – These purchases will begin no earlier than 60 calendar days following the date of the closing of the Logan Ridge merger and may occur through various methods, including open market purchases and privately negotiated transactions, and may be conducted pursuant to Rule 10b5-1 and Rule 10b-18 trading plans. – The Company, its management and its adviser also reserve the right to conduct tender offers as part of the Company’s broader value creation initiatives. ▪ Beginning in 2026: The Company will transition to paying its currently quarterly base distribution on a monthly basis, while retaining the potential for quarterly supplemental distributions. 4

PORTMAN RIDGE

Financial Highlights

($ in thousands, except per share amounts)	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025
Interest income, excluding CLO income and purchase discount accretion	$11,589	$11,434	$10,038	$7,522	$8,573
Purchase discount accounting	112	25	25	16	—
PIK Investment Income	2,201	1,552	2,427	3,061	2,449
CLO Income	524	254	178	78	214
JV Income	1,800	1,669	1,454	1,417	1,213
Fees and other income	111	243	$270	$24	$181
Investment Income	**$16,337**	**$15,177**	**$14,392**	**$12,118**	**$12,630**
Less: Purchase discount accounting	**($112)**	**($25)**	**($25)**	**($16)**	—
Core investment income (1)	**$16,225**	**$15,152**	**$14,367**	**$12,102**	**$12,630**
Expenses:					
Management fees	1,680	1,611	1,539	1,466	1,445
Performance-based incentive fees	1,374	1,230	1,174	920	967
Interest and amortization of debt issuance costs	5,365	5,120	4,572	4,298	4,230
Professional fees	470	283	516	452	403
Administrative services expense	361	596	458	411	450
Directors' expense	161	143	144	144	142
Other general and administrative expenses	449	392	450	87	436
Total expenses	**$9,860**	**$9,375**	**$8,853**	**$7,778**	**$8,073**
Net Investment Income	**$6,477**	**$5,802**	**$5,539**	**$4,340**	**$4,557**
Core net investment income	**$6,384**	**$5,781**	**$5,518**	**$4,327**	**$4,557**
Net realized gain (loss) on investments	(6,922)	(11,419)	(10,785)	(173)	(15,840)
Net change in unrealized appreciation (depreciation) on investments	(5,966)	4,511	2,390	(3,903)	6,628
Tax (provision) benefit on realized and unrealized gains (losses) on investments	78	—	316	(346)	137
Net realized gain (losse) on extinguishment of debt	(39)	(403)	—	—	—
Net increase/(decrease) in Core net assets resulting from operations	**($6,465)**	**($1,530)**	**($2,561)**	**($95)**	**($4,518)**

Per Share	**Q2 2024**	**Q3 2024**	**Q4 2024**	**Q1 2025**	**Q2 2025**
Core Net Investment Income	$0.69	$0.63	$0.60	$0.47	$0.50
Net Realized and Unrealized Gain / (Loss) on Investments	($1.39)	($0.75)	($0.90)	($0.44)	($1.01)
Net Core Earnings	($0.70)	($0.17)	($0.28)	($0.01)	($0.49)
Distributions declared	$0.69	$0.69	$0.69	$0.54	$0.47
Net Asset Value	$21.21	$20.36	$19.41	$18.85	$17.89

(1) Core investment income represents reported total investment income as determined in accordance with U.S. generally accepted accounting principles, or U.S. GAAP, less the impact of purchase price discount accounting in connection with the GARS and HCAP mergers. Portman Ridge believes presenting core investment income and the related per share amount is useful and appropriate supplemental disclosure for analyzing its financial performance due to the unique circumstance giving rise to the purchase accounting adjustment. However, core investment income is a non-U.S. GAAP measure and should not be considered as a replacement for total investment income and other earnings measures presented in accordance with U.S. GAAP. Instead, core investment income should be reviewed only in connection with such U.S. GAAP measures in analyzing Portman Ridge's financial performance.

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(1) Impact of Benchmark Rates ▪ As of June 30, 2025, substantially all of our floating rate assets were on SOFR contract. ▪ If all floating rate assets as of 6/30/25 were reset to current 3-month benchmark rates of 4.3%, we would expect a minimal impact to quarterly income. (1) (1) 3-month SOFR per Bloomberg as of July 31, 2025. 6

Limited Repayment Activity ▪ Over the last three years, Portman has experienced an average of ~$0.4 million in income related to repayment / prepayment activity. 7

PORTMAN RIDGE

Core Earning Analysis

($ in '000s except per share)	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025
Interest Income:					
Non-controlled/non-affiliated investments	11,913	11,357	9,145	7,300	8,463
Non-controlled affiliated investments	312	356	1,096	316	324
Total interest income	12,225	11,713	10,241	7,616	8,787
Payment-in-kind income:					
Non-controlled/non-affiliated investments	2,018	1,343	2,217	2,853	2,354
Non-controlled affiliated investments	183	209	210	208	95
Total payment-in-kind income	2,201	1,552	2,427	3,061	2,449
Dividend income:					
Non-controlled affiliated investments	1,800	1,669	1,454	1,417	1,213
Total dividend income	1,800	1,669	1,454	1,417	1,213
Fees and other income:					
Non-controlled/non-affiliated investments	111	243	270	24	98
Non-controlled affiliated investments	—	—	—	—	83
Total fees and other income	111	243	270	24	181
Reported Investment Income	**$16,337**	**$15,177**	**$14,392**	**$12,118**	**$12,630**
Less: Purchase discount accouting	(112)	(25)	(25)	(16)	—
Core Investment Income	**$16,225**	**$15,152**	**$14,367**	**$12,102**	**$12,630**
Reported					
Net Investment Income	$6,477	$5,802	$5,539	$4,340	$4,557
NII Per Share	*$0.70*	*$0.63*	*$0.59*	*$0.47*	*$0.50*
Core					
Net Investment Income[1]	$6,384	$5,777	$5,514	$4,324	$4,557
NII Per Share	*$0.69*	*$0.63*	*$0.60*	*$0.47*	*$0.50*

(1) Core net investment income represents reported total net investment income as determined in accordance with U.S. generally accepted accounting principles, or U.S. GAAP, less the impact of purchase price discount accounting in connection with the GARS and HCAP mergers, while also considering the impact of accretion from these mergers on expenses. Portman Ridge believes presenting core net investment income and the related per share amount is useful and appropriate supplemental disclosure for analyzing its financial performance due to the unique circumstance giving rise to the purchase accounting adjustment. However, core net investment income is a non-U.S. GAAP measure and should not be considered as a replacement for total net investment income and other earnings measures presented in accordance with U.S. GAAP. Instead, core net investment income should be reviewed only in connection with such U.S. GAAP measures in analyzing Portman Ridge's financial performance.

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PORTMAN RIDGE

Net Asset Value Rollforward

($ in '000s)	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025
NAV, Beginning of Period	$210,607	$196,429	$187,982	$178,493	$173,511
Net investment income	6,477	5,802	5,539	4,340	4,557
Net realized gains (loss) on investments	(6,922)	(11,419)	(10,785)	(173)	(15,840)
Net change in unrealized appreciation (depreciation) on investments	(5,966)	4,511	2,390	(3,903)	6,628
Tax (provision) benefit on realized and unrealized gains (losses) on investments	78	—	316	(346)	137
Net realized gain (loss) from extinguishments of debt	(39)	(403)	—	—	—
Net decrease in net assets resulting from stockholder distributions	(6,411)	(6,382)	(6,345)	(4,967)	(4,325)
Stock repurchases	(1,553)	(638)	(688)	—	—
Stock issued under dividend reinvestment plan	158	82	84	67	61
NAV, End of Period	**$196,429**	**$187,982**	**$178,493**	**$173,511**	**$164,729**

Leverage and Asset Coverage	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025
Gross Leverage	1.5x	1.4x	1.5x	1.5x	1.6x
Net Leverage[1]	1.3x	1.3x	1.3x	1.3x	1.4x
Asset Coverage	169%	170%	167%	168%	165%

(1) Net leverage is calculated as the ratio between (A) debt, excluding unamortized debt issuance costs, less available cash and cash equivalents, and restricted cash and (B) NAV. Portman Ridge believes presenting a net leverage ratio is useful and appropriate supplemental disclosure because it reflects the Company's financial condition net of $24.6 million, $23.5 million, $40.0 million, $26.8 million, and $36.6 million of cash and cash equivalents and restricted cash as of June 30, 2025, March 31, 2025, December 31, 2024, September 30, 2024, and June 30, 2024, respectively. However, the net leverage ratio is a non-U.S. GAAP measure and should not be considered as a replacement for the regulatory asset coverage ratio and other similar information presented in accordance with U.S. GAAP. Instead, the net leverage ratio should be reviewed only in connection with such U.S. GAAP measures in analyzing Portman Ridge's financial condition.

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(1) Current Portfolio Profile (2) Diversified Portfolio of Assets Diversification by Borrower Borrower 1, 5.0% Borrower 2, 4.5% Top 5 Borrowers, 21.4% 96 Debt + Equity Portfolio Investee Companies Borrower 3, 4.3% Borrower 4, 4.0% $2.6mm / 1% Average Debt Position Size Borrower 5, 3.7% Remainder, 36.5% U.S Centric Investments: Nearly 100% US-Based Companies Next 6-10 Focus on Non-Cyclical Industries with High FCF Generation Investment, 15.4% Next 11-25 Investments, 26.7% Credit quality has been stable during the rotation period (2) (2) Industry Diversification Asset Mix Other, 17.7% Services: Business, 15.7% Aerospace and Second Lien Debt, Defense, 3.5% 8.7% Beverage, Food and Tobacco, 3.9% High Tech Industries, Equity Securities, 15.2% First Lien Debt, 6.9% Machinery (Non- 83.9% Agrclt/Constr/Electr), 4.0% Subordinated Debt, 0.5% Finance, 4.3% Banking, Finance, Insurance & Real Estate, 11.3% Media: Broadcasting & Subscription, 6.3% Consumer goods: Healthcare & Pharmaceuticals, 10.7% Durable, 7.4% (1) As of June 30, 2025. Figures shown do not include, CLO Funds, KCAP Freedom 3 LLC or Series A-Great Lakes Funding II LLC, and derivatives. 10 (2) Shown as % of debt and equity investments at fair market value.

PORTMAN RIDGE

Portfolio Trends(1)(2)

($ in '000s)	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025
Portfolio Sourcing (at Fair Value):					
BC Partners	$348,856	$339,747	$317,588	$326,614	$322,989
Legacy KCAP	$23,333	$20,788	$20,291	$18,917	$16,814
Legacy OHAI	$0	$0	$0	$0	$0
Legacy GARS	$60,790	$57,683	$58,123	$52,744	$48,831
Legacy HCAP(3)	$11,391	$10,760	$9,019	$8,148	$6,475
Portfolio Summary:					
Total portfolio, at fair value	**$444,370**	**$428,978**	**$405,021**	**$406,423**	**$395,109**
Total number of debt portfolio companies / Total number of investments(4)	75/196	72/194	71/180	72/180	69/185
Weighted Avg EBITDA of debt portfolio companies	$104,439	$111,503	$112,400	$129,902	$134,507
Average size of debt portfolio company investment, at fair value	$2,602	$2,662	$2,508	$2,648	$2,646
Weighted avg first lien / total leverage ratio (net) of debt portfolio	5.0x/5.8x	5.0x/5.8x	5.0x/5.8x	5.1x/5.8x	5.1x/5.9x
Portfolio Yields and Spreads:					
Weighted average yield on debt investments at par value(5)	12.4%	11.9%	11.3%	11.0%	10.7%
Average Spread to LIBOR	752 bps	718 bps	739 bps	735 bps	714 bps
Portfolio Activity:					
Beginning balance	$471,255	$444,370	$428,978	$405,021	$406,423
Purchases / draws / PIK	16,220	4,543	26,764	20,361	14,191
Exits / repayments / amortization	(32,096)	(14,670)	(43,489)	(15,660)	(17,049)
Gains / (losses) / accretion	(11,009)	(5,265)	(7,232)	(3,299)	(8,456)
Ending Balance	**$444,370**	**$428,978**	**$405,021**	**$406,423**	**$395,109**

(1) For comparability purposes, portfolio trends metrics exclude short-term investments and derivatives.
(2) Excludes select investments where the metric is not applicable, appropriate or data is unavailable for the underlying statistic analyzed.
(3) Includes assets purchased from affiliate of HCAP's former manager in a separate transaction.
(4) CLO holdings and Joint Ventures are excluded from investment count.
(5) Excluding income from non-accruals and collateralized loan obligations.

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Credit Quality ▪ As of June 30, 2025, six of the Company’s debt investments were on non-accrual status and represented 2.1% and 4.8% of the Company’s investment portfolio at fair value and amortized cost, respectively. For a subset of the non-accrual population, the Company continues to recognize interest income on a cash basis, i.e., only when cash payments are received. ($ in ‘000s) Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 (1) Investments Credit Quality – Internal Rating Performing 96.4% 92.3% 92.4% 92.1% 93.8% Underperforming 3.6% 7.7% 7.6% 7.9% 6.2% Investments on Non-Accrual Status Number of Non-Accrual Investments 9 9 6 6 6 Non-Accrual Investments at Cost $23,333 $22,532 $16,313 $22,799 $22,344 Non-Accrual Investments as a % of Total Cost 4.5% 4.5% 3.4% 4.7% 4.8% Non-Accrual Investments at Fair Value $2,024 $6,921 $6,869 $10,740 $8,439 Non-Accrual Investments as a % of Total Fair Value 0.5% 1.6% 1.7% 2.6% 2.1% (1) Based on fair market value as of the end of the respective period. 12

(1) Portfolio Composition Investment Portfolio ($ in ‘000s) Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 First Lien Debt $320,815 $316,444 $289,957 $294,379 $291,071 Second Lien Debt 36,386 28,885 28,996 28,724 30,276 Subordinated Debt 1,693 1,696 1,740 1,740 1,750 Equity Securities 23,830 22,879 24,762 26,218 23,919 Collateralized Loan Obligations 7,354 6,786 5,193 4,639 3,263 Joint Ventures 54,292 52,288 54,153 50,491 44,634 Derivatives — — 220 232 196 Ending Balance $444,370 $428,978 $405,021 $406,423 $395,109 Investment Portfolio (% of total) Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 First Lien Debt 72.1% 73.8% 71.6% 72.4% 73.7% Second Lien Debt 8.2% 6.7% 7.2% 7.1% 7.7% Subordinated Debt 0.4% 0.4% 0.4% 0.4% 0.4% Equity Securities 5.4% 5.3% 6.1% 6.5% 6.1% Collateralized Loan Obligations 1.7% 1.6% 1.3% 1.1% 0.8% Joint Ventures 12.2% 12.2% 13.4% 12.4% 11.3% Derivatives — — 0.0% 0.1% 0.0% Total 100.0% 100.0% 100.0% 100.0% 100.0% (1) At Fair Value at the end of the respective period. Does not include activity in short-term investments. 13

M&A Value Realization ▪ M&A Value Realization as of June 30, 2025: OHAI GARS HCAP 14

Appendix

Consolidated Statements of Assets and Liabilities June 30, 2025 December 31, 2024 (Unaudited) ASSETS Investments at fair value: Non-controlled/non-affiliated investments (amortized cost of $358,576 and $358,153, respectively) $ 329,911 $ 327,622 Non-controlled affiliated investments (amortized cost of $62,544 and $68,858, respectively) 53,916 64,384 Controlled affiliated investments (amortized cost of $42,675 and $49,421, respectively) 11,282 13,015 Total Investments at fair value (amortized cost of $463,795 and $476,432, respectively) $ 395,109 $ 405,021 Cash and cash equivalents 11,222 17,532 Restricted cash 13,357 22,421 Interest receivable 4,429 6,088 Dividend receivable 895 1,367 Other assets 2,983 1,205 Total Assets $ 427,995 $ 453,634 LIABILITIES 4.875% Notes Due 2026 (net of deferred financing costs and original issue discount of $644 and $1,017, respectively) $ 107,356 $ 106,983 Great Lakes Portman Ridge Funding LLC Revolving Credit Facility (net of deferred financing costs of $1,073 and $1,322, respectively) 146,306 158,157 Accounts payable, accrued expenses and other liabilities 3,871 3,007 Accrued interest payable 3,321 3,646 Due to affiliates — 635 Management and incentive fees payable 2,412 2,713 Total Liabilities $ 263,266 $ 275,141 COMMITMENTS AND CONTINGENCIES NET ASSETS Common stock, par value $0.01 per share, 20,000,000 common shares authorized; 9,970,461 issued, and 9,207,851 outstanding at June 30, 2025, and 9,960,785 issued, and 9,198,175 outstanding at December 31, 2024 $ 92 $ 92 Capital in excess of par value 714,459 714,331 Total distributable (loss) earnings (549,822) (535,930) Total Net Assets $ 164,729 $ 178,493 Total Liabilities and Net Assets $ 427,995 $ 453,634 Net Asset Value Per Common Share $ 17.89 $ 19.41 16

PORTMAN RIDGE

Consolidated Statements of Operations

	For the Three Months Ended June 30, 2025	For the Three Months Ended June 30, 2024	For the Six Months Ended June 30, 2025	For the Six Months Ended June 30, 2024
INVESTMENT INCOME				
Interest income:				
Non-controlled/non-affiliated investments	$ 8,463	$ 11,913	$ 15,763	$ 24,534
Non-controlled affiliated investments	324	312	640	407
Total interest income	8,787	12,225	16,403	24,941
Payment-in-kind income:				
Non-controlled/non-affiliated investments[(1)]	2,354	2,018	5,207	3,912
Non-controlled affiliated investments	95	183	303	295
Total payment-in-kind income	2,449	2,201	5,510	4,207
Dividend income:				
Non-controlled affiliated investments	1,213	1,800	2,630	3,453
Total dividend income	1,213	1,800	2,630	3,453
Fees and other income:				
Non-controlled/non-affiliated investments	98	111	122	262
Non-controlled affiliated investments	83	—	83	—
Total fees and other income	181	111	205	262
Total investment income	12,630	16,337	24,748	32,863
EXPENSES				
Management fees	1,445	1,680	2,911	3,409
Performance-based incentive fees	967	1,374	1,887	2,608
Interest and amortization of debt issuance costs	4,230	5,365	8,528	11,091
Professional fees	403	469	855	1,074
Administrative services expense	450	361	861	717
Directors' expense	142	162	286	323
Other general and administrative expenses	436	449	523	939
Total expenses	8,073	9,860	15,851	20,161
NET INVESTMENT INCOME	4,557	6,477	8,897	12,702
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS				
Net realized gains (losses) from investment transactions:				
Non-controlled/non-affiliated investments	(9,648)	(694)	(9,729)	(2,335)
Non-controlled affiliated investments	—	—	(92)	—
Controlled affiliated investments	(6,192)	(6,228)	(6,192)	(6,644)
Net realized gain (loss) on investments	(15,840)	(6,922)	(16,013)	(8,979)
Net change in unrealized appreciation (depreciation) on:				
Non-controlled/non-affiliated investments	3,390	(10,163)	1,889	(10,822)
Non-controlled affiliated investments	(3,014)	(2,055)	(4,154)	(1,915)
Controlled affiliated investments	6,287	6,252	5,013	6,842
Derivatives	(35)	—	(23)	—
Net change in unrealized appreciation (depreciation) on investments	6,628	(5,966)	2,725	(5,895)
Tax (provision) benefit on realized and unrealized gains (losses) on investments	137	78	(209)	537
Net realized and unrealized appreciation (depreciation) on investments, net of taxes	(9,075)	(12,810)	(13,497)	(14,337)
Net realized gain (loss) on extinguishment of debt	—	(39)	—	(252)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ (4,518)	$ (6,372)	$ (4,600)	$ (1,887)
Net Increase (Decrease) In Net Assets Resulting from Operations per Common Share:				
Basic and Diluted:	$ (0.49)	$ (0.69)	$ (0.50)	$ (0.20)
Net Investment Income Per Common Share:				
Basic and Diluted:	$ 0.50	$ 0.70	$ 0.97	$ 1.36
Weighted Average Shares of Common Stock Outstanding — Basic and Diluted	9,204,657	9,293,687	9,201,451	9,319,272

(1)During the three months ended June 30, 2025, and 2024, the Company received $0.1 million and $0.1 million, respectively, of non-recurring fee income that was paid in-kind and included in this financial statement line item. During the six months ended June 30, 2025 and 2024, the Company received $0.3 million and $0.1 million, respectively, of non-recurring fee income that was paid in-kind and included in this financial statement line item.

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Corporate Leverage & Liquidity Cash and Cash Equivalents ▪ Unrestricted cash and cash equivalents totaled $11.2 million as of June 30, 2025. ▪ Restricted cash totaled $13.4 million as of June 30, 2025. Debt Summary ▪ As of June 30, 2025, par value of outstanding borrowings was $255.4 million with a current weighted average interest rate of 6.0%. ▪ The $147.4 million of borrowings under the JPM Revolving Credit Facility was bearing a floating rate. ▪ The $108.0 million par value of 4.875% notes due 2026 was bearing a fixed rate ▪ As of June 30, 2025, there was $52.6 million of available borrowing capacity under the JPM Revolving Credit Facility. 18

PORTMAN RIDGE

Regular Distribution Information(1)

Date Declared	Record Date	Payment Date	Distribution per Share	Supplemental Distribution per Share
8/7/2025	8/18/2025	8/29/2025	$0.47	$0.02
5/8/2025	5/19/2025	5/29/2025	$0.47	$0.00
3/13/2025	3/24/2025	3/31/2025	$0.47	$0.07
11/7/2024	11/19/2024	11/29/2024	$0.69	
8/8/2024	8/22/2024	8/30/2024	$0.69	
5/8/2024	5/21/2024	5/31/2024	$0.69	
3/11/2024	3/20/2024	3/31/2024	$0.69	
11/9/2023	11/22/2023	11/31/2023	$0.69	
8/9/2023	8/22/2023	8/31/2023	$0.69	
5/10/2023	5/22/2023	5/31/2023	$0.69	
3/9/2023	3/20/2023	3/31/2023	$0.68	
11/8/2022	11/24/2022	12/13/2022	$0.67	
8/10/2022	8/16/2022	9/2/2022	$0.63	
5/10/2022	5/24/2022	6/7/2022	$0.63	
3/10/2022	3/21/2022	3/30/2022	$0.63	
11/3/2021	11/15/2021	11/30/2021	$0.62	
8/4/2021	1 for 10 Reverse Stock Split effective 8/26/21			
8/4/2021	8/17/2021	8/31/2021	$0.60	
5/6/2021	5/19/2021	6/1/2021	$0.60	
2/12/2021	2/22/2021	3/2/2021	$0.60	
10/16/2020	10/26/2020	11/27/2020	$0.60	
8/5/2020	8/17/2020	8/28/2020	$0.60	
3/17/2020	5/7/2020	5/27/2020	$0.60	
2/5/2020	2/18/2020	2/28/2020	$0.60	
11/5/2019	11/15/2019	11/29/2019	$0.60	
8/5/2019	8/12/2019	8/29/2019	$0.60	

Change in Dividend Policy introduced in March 2025:

- The Company's Board of Directors modified the Company's dividend policy to introduce a stable base distribution, which is anticipated to be sustainable across market cycles.
- Additionally, the Board intends to declare a quarterly supplemental distribution going forward, which will approximate 50% of net investment income in excess of the quarterly base distribution to account for fluctuations in rates and spreads.

(1) The Company completed a Reverse Stock Split of 10 to 1 effective August 26, 2021, the distribution per share amounts have been adjusted retroactively to reflect the split for all periods presented.

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